SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 30, 2005

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                               MAYTAG CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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         DELAWARE                      1-655                  42-0401785
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(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)       (IRS EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NUMBER)


     403 WEST FOURTH STREET NORTH, NEWTON IOWA                  50208
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                                       (641) 792-7000
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS

Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
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           Appointment of Principal Officers.
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           On August 30, 2005, Lester Crown, one of Maytag Corporation's
           directors informed Maytag that he was resigning from the Maytag board of directors effective August 30, 2005.

           On August 31, 2005, Maytag issued a press release announcing Mr. Crown's resignation from the Maytag board of directors, a copy of which is filed as Exhibit 99.1 hereto.






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Item 9.01  Financial Statements and Exhibits
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           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibits.

EXHIBIT NO.                                       DESCRIPTION
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99.1                  Press Release






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                                    SIGNATURE
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 31, 2005

                                 MAYTAG CORPORATION


                                 By:    /s/ Patricia J. Martin
                                    --------------------------------------------
                                    Name:   Patricia J. Martin
                                    Title:  Vice President, Secretary & Deputy
                                            General Counsel






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                                  EXHIBIT INDEX

EXHIBIT NUMBER                                    DESCRIPTION
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99.1                  Press Release